EXHIBIT 99.2

Contact:                                                    FOR RELEASE:
Richard E. Moran Jr.                                        April 30, 2001
Executive Vice President
and Chief Financial Officer
(310) 563-5533
or
Tyler H. Rose
Senior Vice President
and Treasurer
(310) 563-5531

                    KILROY REALTY CORPORATION REPORTS 9.1%
                    INCREASE IN FIRST QUARTER FFO PER SHARE

    LOS ANGELES, April 30, 2001 - Kilroy Realty Corporation (NYSE: KRC) today reported financial results for its first quarter ended March 31, 2001, with funds from operations (FFO) of $21.9 million, or $0.72 per share, up 9.1% on a per-share basis from $20.7 million, or $0.66 per share, in the first quarter of 2000. Net income in the first quarter was $6.4 million, or $0.24 per share, compared to $9.6 million, or $0.35 per share, in the year-earlier quarter. Revenues totaled $50.4 million, up from $43.8 million a year ago. All per-share amounts are presented on a diluted basis.

     KRC's occupancy rate on its 12.8 million square feet of stabilized properties at the end of the first quarter was 97%. The company is currently developing or is committed to develop approximately one million additional square feet of office space in Southern California, with completion dates scheduled through mid-2002. This committed development pipeline, representing a total investment of approximately $250 million, is currently 52% preleased.

     Some of the information presented in this release is forward-looking in nature within the meaning of the federal securities law. Although the information is based on the company's current best judgment, actual results, including the timing and total investment of the company's development projects, could vary from expectations stated here. Numerous factors will affect KRC's actual results, some of which are beyond the company's control. These include the timing and strength of regional economic growth, the strength of commercial and industrial real estate markets, competitive market conditions, future interest rate levels, capital market conditions and risks detailed from time to time in the company's SEC reports, including quarterly reports on Form 10-Q, reports on Form 8-K and annual reports on Form 10-K.

     Kilroy Realty Corporation is a southern California-based real estate investment trust active in the office and industrial property sectors. For more than 50 years, the company has owned, developed, acquired and managed real estate assets in the coastal regions of California and Washington. Principal submarkets for KRC's current development projects include Calabasas, West Los Angeles, and coastal San Diego, where the company's total development pipeline is approximately $500 million. At March 31, 2001, the company owned 7.1 million square feet of commercial office space and 5.8 million square feet of industrial space. More information on Kilroy Realty can be found at www.kilroyrealty.com.
                                                         ---------------------
                                    ######

                           KILROY REALTY CORPORATION
                           SUMMARY QUARTERLY RESULTS
                           -------------------------
               (unaudited, in thousands, except per share data)


                                                             Three Months     Three Months
                                                                 Ended            Ended
                                                            March 31, 2001    March 31, 2000
                                                            --------------    --------------
Revenues                                                       $50,367           $43,771

Net income available to common stockholders (1)                $ 6,426           $ 9,578

Weighted average common shares outstanding - basic              26,713            27,228
Weighted average common shares outstanding - diluted            26,971            27,229

Net income per share of common stock - basic                   $  0.24           $  0.35
Net income per share of common stock - diluted                 $  0.24           $  0.35

Funds From Operations                                          $21,876           $20,680

Weighted average common shares/units outstanding - basic (2)    30,225            31,130
Weighted average common shares/units outstanding - diluted (2)  30,484            31,130

Funds From Operations per common share/unit - basic (2)        $  0.72           $  0.66
Funds From Operations per common share/unit - diluted (2)      $  0.72           $  0.66

Common shares outstanding at end of period                      26,975            26,223
Common partnership units outstanding at end of period            3,282             3,805
                                                               -------           -------
  Total common shares and units outstanding at end of period    30,257            30,028

                                                            March 31, 2001    March 31, 2000
                                                            --------------    --------------
Occupancy rates:
   California                                                    96.4%             96.8%
   Washington                                                   100.0%            100.0%
   Arizona                                                      100.0%            100.0%
   Nevada                                                       100.0%            100.0%
                                                               ------            ------
      Weighted average total                                     96.6%             96.8%

Total square feet of stabilized properties owned
  at end of period:
   Office                                                        7,064             6,225
   Industrial                                                    5,768             6,432
                                                                ------            ------
      Total                                                     12,832            12,657

(1) Net income after minority interests.

(2) Calculated based on weighted average shares outstanding assuming conversion of all common limited partnership units outstanding.

             KILROY REALTY CORPORATION CONSOLIDATED BALANCE SHEETS
             -----------------------------------------------------
                           (unaudited, in thousands)



                                                                     March 31,     December 31,
                                                                       2001           2000
                                                                    ----------    -------------
ASSETS
------
INVESTMENT IN REAL ESTATE:
  Land and improvements                                             $  272,013     $   266,444
  Buildings and improvements                                         1,106,079       1,054,995
  Undeveloped land and construction in progress, net                   181,674         162,633
  Investment in unconsolidated real estate                                              12,405
                                                                    ----------     -----------
    Total investment in real estate                                  1,559,766       1,496,477
   Accumulated depreciation and amortization                          (215,176)       (205,332)
                                                                    ----------     -----------
    Investment in real estate, net                                   1,344,590       1,291,145


  Cash and cash equivalents                                             19,669          17,600
  Restricted cash                                                        6,662          35,014
  Tenant receivables, net                                               28,695          32,521
  Note receivable from related party                                        -           33,274
  Deferred financing and leasing costs, net                             35,633          39,674
  Prepaid expenses and other assets                                      9,226           7,941
                                                                    ----------     -----------
    TOTAL ASSETS                                                    $1,444,475      $1,457,169
                                                                    ==========     ===========

LIABILITIES & STOCKHOLDERS' EQUITY
----------------------------------
LIABILITIES:
  Secured debt                                                      $  440,541      $  432,688
  Unsecured line of credit                                             162,000         191,000
  Unsecured term facility                                              100,000         100,000
  Accounts payable and accrued expenses                                 39,752          33,911
  Accrued distributions                                                 14,523          13,601
  Rents received in advance, tenant security deposits and
   deferred revenue                                                     30,909          17,810
                                                                    ----------     -----------
    Total liabilities                                                  787,725         789,010
                                                                    ----------     -----------

MINORITY INTERESTS:
  8.075% Series A Cumulative Redeemable
   Preferred unitholders                                                73,716          73,716
  9.375% Series C Cumulative Redeemable
   Preferred unitholders                                                34,464          34,464
  9.250% Series D Cumulative Redeemable
   Preferred unitholders                                                44,321          44,321
  Common unitholders of the Operating Partnership                       53,440          62,485
  Minority interest in Development LLCs                                 11,707          11,748
                                                                    ----------     -----------
    Total minority interests                                           217,648         226,734
                                                                    ----------     -----------

STOCKHOLDERS' EQUITY:
  Common stock                                                             270             265
  Additional paid-in capital                                           470,077         460,390
  Distributions in excess of earnings                                  (25,751)        (19,230)
  Accumulated other comprehensive loss                                  (5,494)
                                                                    ----------     -----------
    Total stockholders' equity                                         439,102         441,425
                                                                    ----------     -----------
    TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                        $1,444,475      $1,457,169
                                                                    ==========     ===========

        KILROY REALTY CORPORATION CONSOLIDATED STATEMENTS OF OPERATIONS
        ---------------------------------------------------------------
               (unaudited, in thousands, except par share data)

                                       Three Months            Three Months
                                           Ended                   Ended
                                       March 31, 2001         March 31, 2000
                                       --------------         --------------
REVENUES:
 Rental income                         $   44,379              $  37,702
 Tenant reimbursements                      5,520                  4,694
 Interest income                              436                    294
 Other income                                  32                  1,081
                                       ----------              ---------
         Total revenues                    50,367                 43,771
                                       ----------              ---------
EXPENSES:
 Property expenses                          6,895                  5,458
 Real estate taxes                          3,635                  3,387
 General and administrative expenses        3,354                  2,632
 Ground leases                                392                    389
 Interest expense                          10,791                  7,828
 Depreciation and amortization             13,433                  9,323
                                       ----------              ---------
         Total expenses                    38,500                 29,017
                                       ----------              ---------

Income from operations                     11,867                 14,754
Net gains (losses) on dispositions of
 operating properties                         305                   (305)
                                       ----------              ---------
Income before minority interests and
 cumulative effect of change in
 accounting principle                      12,172                 14,449
                                       ----------              ---------

Minority interests:
 Distributions on Cumulative
  Redeemable Preferred units              (3,375)                (3,375)
 Minority interest in earnings of
  Operating Partnership                     (845)                (1,372)
 Minority interest in earnings of
  Development LLCs                          (134)                  (124)
                                      ----------              ---------
         Total minority interests         (4,354)                (4,871)
                                      ----------              ---------

Net income before cumulative effect
 of change in accounting principle         7,818                  9,578
Cumulative effect of change in
 accounting principle                     (1,392)
                                      ----------              ---------
Net income                            $    6,426              $   9,578
                                      ==========              =========

Weighted average shares outstanding -
 basic                                    26,713                 27,228
Weighted average shares outstanding -
 diluted                                  26,971                 27,229

Income per common share - basic       $     0.24              $    0.35
                                      ==========              =========
Income per common share - diluted     $     0.24              $    0.35
                                      ==========              =========

                           KILROY REALTY CORPORATION
                             FUNDS FROM OPERATIONS
                             ---------------------
               (unaudited, in thousands, except per share data)

                                                            Three Months     Three Months
                                                                 Ended          Ended
                                                            March 31, 2001   March 31, 2000
                                                            --------------   --------------
Net income                                                    $  6,426          $  9,578

Adjustments:
 Minority interest in earnings of Operating Partnership            845             1,372
 Depreciation and amortization                                  12,970             9,323
 Net (gains) losses on dispositions of operating properties       (305)              305
 Cumulative effect of change in accounting principle             1,392
 Non-cash amortization of restricted stock grants                  548               102
                                                               -------           -------
Funds From Operations                                          $21,876           $20,680
                                                               =======           =======

Weighted average common shares/units outstanding-basic          30,225            31,130
Weighted average common shares/units outstanding-diluted        30,484            31,130

Funds From Operations per common share/unit-basic              $  0.72           $  0.66
                                                               =======           =======
Funds From Operations per common share/unit-diluted            $  0.72           $  0.66
                                                               =======           =======



                          KILROY REALTY CORPORATION
                       FUNDS AVAILABLE FOR DISTRIBUTION
                       --------------------------------
               (unaudited, in thousands, except per share data)

                                                              Three Months      Three Months
                                                                   Ended           Ended
                                                              March 31, 2001   March 31, 2000
                                                              --------------   --------------
Funds From Operations                                            $21,876          $20,680

Adjustments:
 Amortization of deferred financing costs                            381              206
 Tenant improvements, leasing commissions
  and recurring capital expenditures                              (1,011)            (904)
 Net effect of straight-line rents                                (1,714)          (1,508)
                                                                  -------          -------
Funds Available for Distribution                                 $19,532          $18,474
                                                                 =======          =======
Funds Available for Distribution per common share/
 unit-basic                                                      $  0.65          $  0.59
                                                                 =======          =======
Funds Available for Distribution per common share/
 unit-diluted                                                    $  0.64          $  0.59
                                                                 =======          =======